UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 7, 2021
THE E.W. SCRIPPS COMPANY
(Exact name of registrant as specified in its charter)

Ohio	001-10701	31-1223339
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

312 Walnut Street
Cincinnati,	Ohio	45202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (513) 977-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SSP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR § 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

THE E.W. SCRIPPS COMPANY
INDEX TO CURRENT REPORT ON FORM 8-K/A

Item No.		Page

9.01	Financial Statements and Exhibits	3

Explanatory Note

On January 8, 2021, the Company filed a Current Report on Form 8-K (the “Original Filing”) to report the completion of its acquisition of ION Media Networks, Inc. This Current Report on Form 8-K/A is being filed to amend and supplement the Original Filing to include the required Item 9.01(b) Pro Forma Financial Information. No other modifications to the Original Filing are being made by this Form 8-K/A. This Form 8-K/A should be read in connection with the Original Filing.

Item 9.01 Financial Statements and Exhibits

(a)Financial Statements of Business Acquired

The audited consolidated financial statements of ION Media Networks, Inc., and its subsidiaries, as of and for each of the years then ended December 31, 2019 and 2018, are filed as Exhibit 99.2 with the Original Filing.

The unaudited consolidated financial statements of ION Media Networks, Inc., and its subsidiaries, as of September 30, 2020 and December 31, 2019 and for the nine months ended September 30, 2020 and 2019, are filed as Exhibit 99.3 with the Original Filing.

(b)Pro Forma Financial Information

The unaudited pro forma combined financial information of The E.W. Scripps Company and ION Media Networks, Inc. as of and for the nine months ended September 30, 2020 and for the year ended December 31, 2019, are filed herewith as Exhibit 99.1.

(c)     Exhibits

Exhibit Number	Description of Item

99.1	Unaudited pro forma combined balance sheet as of September 30, 2020 and unaudited pro forma combined results of operations for the year ended December 31, 2019 and the nine months ended September 30, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE E.W. SCRIPPS COMPANY

BY:	/s/ Daniel W. Perschke
Daniel W. Perschke
Vice President, Controller
(Principal Accounting Officer)
Dated: March 22, 2021
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